INVESTMENTS - LISTED SHARES	12 Months Ended
Dec. 31, 2025
INVESTMENTS - LISTED SHARES
INVESTMENTS - LISTED SHARES

7.INVESTMENTS – LISTED SHARES

As at December 31, 2025, investments in listed shares are composed of an equity-investment in Mason. On July 20, 2022, the Company subscribed for 5 million common shares of Mason for a total of $2,500. The price paid to acquire the Mason shares was $0.50 per share, equivalent to the Volume-Weighted Average Price (“VWAP”) of Mason shares on the TSXV for a period of twenty trading days prior to May 15, 2022. As at December 31, 2025, Mason's stock value is $0.090 per share, resulting in a decrease in fair value of $2,050 since acquisition. For the year ended December 31, 2025, there was a increase in fair value resulting in a $125 gain presented under net financial costs in the consolidated statement of loss and comprehensive loss.